UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2012

Terreno Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34603	27-1262675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 200 San Francisco, CA		94104
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code) (415) 655-4580

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

On July 13, 2012, Terreno Realty Corporation (the “Company”) filed with the State Department of Assessments and Taxation of Maryland Articles Supplementary (the “Articles Supplementary”) to its charter, classifying and designating 1,840,000 of its authorized capital stock as shares of its 7.75% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”). As set forth in the Articles Supplementary, the Series A Preferred Stock ranks, with respect to dividend rights and rights upon the Company’s liquidation, dissolution or winding-up: senior to all classes or series of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and to any other class or series of the Company’s capital stock expressly designated as ranking junior to the Series A Preferred Stock; on parity with any class or series of the Company’s capital stock expressly designated as ranking on parity with the Series A Preferred Stock, none of which exists as of the date hereof; and junior to any other class or series of the Company’s capital stock expressly designated as ranking senior to the Series A Preferred Stock, none of which exists as of the date hereof. Holders of shares of the Series A Preferred Stock are entitled to receive cumulative cash dividends on the Series A Preferred Stock when, as and if authorized by the Company’s board of directors from and including the date of original issue, payable quarterly in arrears on or about the last day of March, June, September and December of each year, beginning on October 1, 2012, at the rate of 7.75% per annum of the $25.00 liquidation preference per share (equivalent to the annual rate of $1.9375 per share). The first dividend payable on the Series A Preferred Stock is scheduled to be paid on October 1, 2012 and will be a pro rata dividend from and including the original issue date to and including September 30, 2012 in the amount of $0.3875 per share. Dividends on the Series A Preferred Stock will accrue whether or not (i) the Company has earnings, (ii) there are fund legally available for payment of such dividends and (iii) such dividends are authorized or declared.

If the Company is liquidated, dissolved or wound up, holders of shares of the Series A Preferred Stock will be entitled to receive a liquidation preference of $25.00 per share, plus any accrued and unpaid dividends (whether or not authorized or declared), up to but excluding the date of payment, before any payments are made to the holders of the Company’s Common Stock and any other class or series of capital stock ranking junior to the Series A Preferred Stock as to liquidation rights. The rights of the holders of shares of the Series A Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of any other class or series of the Company’s capital stock ranking on parity with the Series A Preferred Stock as to liquidation, and junior to the rights of any class or series of the Company’s capital stock expressly designated as ranking senior to the Series A Preferred Stock.

Generally, the Company may not redeem the Series A Preferred Stock prior to July 19, 2017, except in limited circumstances relating to the Company’s ability to qualify as a real estate investment trust, and pursuant to the special optional redemption provision described below. On and after July 19, 2017, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part, at any time or from time to time, for cash at a redemption price of $25.00 per share, plus any accrued and unpaid dividends (whether or not authorized or declared) up to but excluding the redemption date. Any partial redemption will be on a pro rata basis.

In addition, upon the occurrence of a Change of Control, the Company may, at its option, redeem the Series A Preferred Stock, in whole or in part within 120 days after the first date on which such Change of Control occurs, by paying $25.00 per share, plus any accrued and unpaid dividends to, but not including, the date of redemption. If, prior to the Change of Control Conversion Date, the Company exercises any of its redemption rights relating to the Series A Preferred Stock (whether the optional redemption right or the special optional redemption right), the holders of Series A Preferred Stock will not have the conversion right described below.

A “Change of Control” is when, after the original issuance of the Series A Preferred Stock, the following have occurred and are continuing:

•

the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of stock of the Company entitling that person to exercise more than 50% of the total voting power of all stock of the Company entitled to vote generally in the election of the Company’s directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•

following the closing of any transaction referred to in the bullet point above, neither the Company nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange (the “NYSE”), the NYSE Amex Equities (the “NYSE Amex”), or the NASDAQ Stock Market (“NASDQ”), or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.

Upon the occurrence of a Change of Control, each holder of Series A Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date, the Company has provided or provides notice of its election to redeem the Series A Preferred Stock) to convert some or all of the Series A Preferred Stock held by such holder (the “Change of Control Conversion Right”) on the Change of Control Conversion Date into a number of shares of the Company’s Common Stock per share of the Series A Preferred Stock to be converted equal to the lesser of:

•

the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series A Preferred Stock dividend payment and prior to the corresponding Series A Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price; and

•	3.2446 (i.e., the Share Cap), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of the Company’s Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to the Company’s Common Stock as described in the Articles Supplementary.

If, prior to the Change of Control Conversion Date, the Company has provided a redemption notice, whether pursuant to the Company’s special optional redemption right in connection with a Change of Control or the Company’s optional redemption right, holders of Series A Preferred Stock will not have any right to convert the Series A Preferred Stock in connection with the Change of Control Conversion Right and any shares of Series A Preferred Stock selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

The “Change of Control Conversion Date” is the date the Series A Preferred Stock is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which the Company provides the required notice of the occurrence of a Change of Control to the holders of Series A Preferred Stock.

The “Common Stock Price” will be (i) if the consideration to be received in the Change of Control by the holders of the Company’s Common Stock is solely cash, the amount of cash consideration per share of the Company’s Common Stock or (ii) if the consideration to be received in the Change of Control by holders of the Company’s Common Stock is other than solely cash (x) the average of the closing sale prices per share of the Company’s Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which the Company’s Common Stock is then traded, or (y) the average of the last quoted bid prices for the Company’s Common Stock in the over-the-counter market as reported by OTC Markets Group, Inc. or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if the Company’s Common Stock is not then listed for trading on a U.S. securities exchange.

A total of 1,840,000 shares of Series A Preferred Stock were issued as of July 19, 2012.

The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary filed with the State Department of Assessments and Taxation of Maryland on July 13, 2012, which Articles Supplementary are filed as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference. A specimen certificate for the Series A Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On July 13, 2012, the Company filed Articles Supplementary with the State Department of Assessments and Taxation of Maryland designating the terms and conditions of the Series A Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the Series A Preferred Stock, is incorporated herein by reference. A copy of the Articles Supplementary is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series A Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

3.1*	Articles Supplementary designating Terreno Realty Corporation’s 7.75% Series A Cumulative Redeemable Preferred Stock.

4.1	Specimen Certificate for Terreno Realty Corporation’s 7.75% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Terreno Realty Corporation’s Registration Statement on Form 8-A filed on July 13, 2012).

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRENO REALTY CORPORATION

Date: July 19, 2012	By:	/s/ Michael A. Coke
Michael A. Coke
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1*	Articles Supplementary designating Terreno Realty Corporation’s 7.75% Series A Cumulative Redeemable Preferred Stock.

4.1	Specimen Certificate for Terreno Realty Corporation’s 7.75% Series A Cumulative Redeemable Preferred Stock (incorporated by reference to Terreno Realty Corporation’s Registration Statement on Form 8-A filed on July 13, 2012).

*	Filed herewith